SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

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                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K
                                  ON FORM 8-K/A

                           AMENDMENT TO CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               November 3, 1998
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                     (Date of earliest event reported)


                        Marsh & McLennan Companies, Inc.
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            (Exact name of registrant as specified in its charter)


    Delaware                 1-5998                       36-266-8272
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 (State or other          (Commission                     (IRS Employer
 jurisdiction of          File Number)                 Identification No.)
 incorporation)


 1166 Avenue of the Americas, New York, New York                   10036
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 (Address of principal executive offices)                        (Zip Code)


                                 (212) 345-5000
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              (Registrant's telephone number, including area code)


                             Exhibit Index at page 5


      The undersigned registrant, Marsh & McLennan Companies, Inc. (the "Registrant") hereby amends the following items, financial statements, exhibits, or other portions of the Current Report on Form 8-K filed by the Registrant on December 23, 1998 (the "Original Form 8-K Filing") as set forth below.

 ITEM 2.   ACQUISITION AND DISPOSITION OF ASSETS.

      On November 12, 1998, the Registrant filed a Current Report on Form 8-K reporting its acquisition of ordinary shares (the "Ordinary Shares") and 7.25% Convertible Bonds 2008 (the "Convertible Bonds") of Sedgwick Group plc ("Sedgwick") and stated that it would file no later than January 15, 1999, historical financial statements for Sedgwick and pro forma financial information for the Registrant giving effect to the acquisition. Such financial information was filed in the Original Form 8-K Filing and is amended in part hereby.

 Information Concerning Forward-Looking Statements

      This report contains certain statements relating to future results which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements may include, without limitation, discussions concerning revenue and expense growth, cost savings and efficiencies expected from the integration of Sedgwick. Please refer to the Registrant's 1997 Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q under "Information Concerning Forward-Looking Statements" for specific factors which would cause actual results to differ materially from such forward-looking statements.

 ITEM 5.   OTHER EVENTS.

      On November 3, 1998, the Registrant announced that it had received the necessary acceptances of its offer to purchase Sedgwick and that all remaining conditions of the merger had been satisfied. On November 16, 1998, the Registrant remitted approximately $1.9 billion to the United Kingdom receiving agent for immediate distribution to Sedgwick security holders who had tendered outstanding Ordinary Shares and Convertible Bonds representing 87.6% and 97.5% of such securities, respectively.

      The audited financial statements of Sedgwick for the year ended December 31, 1997, note 24c and note 35 (included in the Original Form 8-K Filing), and the unaudited financial statements for the nine-months ended September 30, 1998, note 2 (included in the Original Form 8-K Filing), discuss Sedgwick's review of previously undertaken personal pension plan business as required by the United Kingdom regulators. The contingent exposure of Sedgwick for pension redress and related costs as of Sedgwick's acquisition by the Registrant is estimated to be $220 million. Sedgwick had recorded $150 million of reserves and recognized approximately $70 million of insurance recoveries related to this exposure. Settlements and related costs previously paid amount to $80 million of which $30 million is due from insurers.

      Other present and former subsidiaries of the Registrant are engaged in a comparable review of their personal pension plan businesses, although the extent of their activity in this area was proportionally much less than Sedgwick. Consequently, there exists significantly less financial exposure related to present and former non-Sedgwick subsidiaries of the Registrant which, in the aggregate, was not deemed material by the management of the Registrant, as discussed in its Form 10-Q for the quarter ended September 30, 1998, note 8. The contingent exposure of the present and former non-Sedgwick subsidiaries of the Registrant for pension redress and related costs is estimated to be approximately $135 million. Approximately $100 million of this amount is expected to be recovered from insurers and accounting reserves have been provided for the remaining balance. Settlements and related costs previously paid total approximately $15 million.

      It continues to be the position of the management of the Registrant that potential losses from the United Kingdom's personal pension plan business review, as presently calculated, will not have a material adverse effect on the Registrant's consolidated results of operations or its consolidated financial position. The Registrant notes that its exposure is subject to a number of variable factors including, among others, equity markets, the precise scope and duration of the review, the rate of response to the subsidiaries' pension review mailings and the interest rate established quarterly by the Pension Investment Authority for calculating compensation. The pension review process will require substantial cash payments, including payments in anticipation of insurance recoveries. Although the timing and the amount of such payments cannot be predicted with certainty, it may be that the Registrant will temporarily fund such payments by drawing upon its existing credit lines. The issue of personal pension plan financial exposure, including the potential financing needs, was considered as part of the Registrant's economic analysis of the Sedgwick acquisition.

 ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

      (a)  Financial Statements of Business Acquired.

           The audited financial statements of Sedgwick for the year ended December 31, 1997 and the unaudited financial statements for the nine-months ended September 30, 1998 are filed as Exhibits 99.1 and 99.2 to the Original Form 8-K Filing and are not being filed herewith.

      (b)  Pro Forma Financial Information.

           The Registrant hereby amends the pro forma financial data required to be filed herewith and restates such items in their entirety as
 Exhibit 99.3 hereto.

      (c)  Exhibits.

           23.1    Consent of PricewaterhouseCoopers




                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               MARSH & MCLENNAN COMPANIES, INC.



                               By:  /s/ Gregory Van Gundy
                                  ----------------------------------
                                  Name: Gregory Van Gundy
                                  Title: Secretary



 Date:  February 3, 1999



                                  EXHIBIT INDEX

 Exhibit No.             Exhibit
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    23.1        Consent of PricewaterhouseCoopers

    99.3        Unaudited Pro Forma Condensed Combined Financial Statements.